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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 31, 2006

                   IndyMac INDX Mortgage Loan Trust 2006-AR8
                   -----------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-132042-07

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

         Delaware                                           95-4791925
------------------------------       ----------        ----------------------
 (State or Other Jurisdiction                            (I.R.S. Employer
      of Incorporation)                                  Identification No.)

           155 North Lake Avenue
           Pasadena, California                        91101
      --------------------------------          --------------------
           (Address of Principal                     (Zip Code)
            Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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[ ]   Pre-commencement communications pursuant to Rule 14e-4(c) under the
      Exchange Act (17 CFR 240.14e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

On May 31, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR8, Mortgage Pass-Through Certificates, Series 2006-AR8 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On March 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR8 (the "Corridor Trust") entered into a corridor contract ("Corridor Contract"), as evidenced by a Confirmation between the Corridor Trust and Lehman Brothers Special Financing Inc. (the "Corridor Contract Counterparty"). The Confirmation is annexed hereto as Exhibit 99.2.

On March 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR8 (the "Cap Trust") entered into an interest rate cap transaction (the "Cap Agreement"), as evidenced by a Confirmation between the Grantor Trust and Lehman Brothers Special Financing Inc. (the "Cap Counterparty") for the Class A2-A2 Certificates (the "Class A2-A2 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.3.

On March 31, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR8 (the "Cap Trust") entered into an interest rate cap transaction (the "Cap Agreement"), as evidenced by a Confirmation between the Grantor Trust and the Cap Counterparty for the Class A2-A3 Certificates (the "Class A2-A3 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.4.

On May 31, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement), dated as of May 24, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and Lehman Brothers Special Financing Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.5.

On May 31, 2006, Lehman Brothers Holdings Inc. entered into a Guarantee of the Corridor Counterparty and the Cap Counterparty with respect to its duties under the Corridor Agreement and the Cap Agreement (the "Guarantee"). The Guarantee is annexed hereto as Exhibit 99.6.

Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a)  Financial statements of businesses acquired.
     -------------------------------------------

       Not applicable.

(b)  Pro forma financial information.
     -------------------------------

       Not applicable.


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(c)  Shell Company Transactions.
     --------------------------

       Not applicable.

(d)  Exhibits.
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Exhibit No.         Description
-----------

   99.1 The Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Company, IndyMac and the Trustee.

   99.2 The Corridor Contract, dated as of May 31, 2006, between the Corridor Contract Counterparty and the Corridor Trust.

   99.3 The Class A2-A2 Confirmation, dated as of May 31, 2006, between the Cap Counterparty and the Grantor Trust.

   99.4 The Class A2-A3 Confirmation, dated as of May 31, 2006, between the Cap Counterparty and the Grantor Trust.

   99.5 The Item 1115 Agreement, dated as of February 28, 2006, by and among the Company, IndyMac ABS, Inc.; IndyMac Bank, F.S.B. and the Counterparty.

   99.6         The Guarantee, dated as of May 31, 2006, by Lehman Brothers
                Holdings Inc.


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INDYMAC MBS, INC.


                                    By: /s/ Victor H. Woodworth
                                        ------------------------
                                        Victor H. Woodworth
                                        Vice President



Dated: June 15, 2006


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                                 Exhibit Index

Exhibit
-------

  99.1 The Pooling and Servicing Agreement, dated as of May 1, 2006, by and among the Company, IndyMac and the Trustee.

  99.2 The Corridor Contract, dated as of May 31, 2006, between the Corridor Contract Counterparty and the Corridor Trust.

  99.3 The Class A2-A2 Confirmation, dated as of May 31, 2006, between the Cap Counterparty and the Grantor Trust.

  99.4 The Class A2-A3 Confirmation, dated as of May 31, 2006, between the Cap Counterparty and the Grantor Trust.

  99.5 The Item 1115 Agreement, dated as of February 28, 2006, by and among the Company, IndyMac ABS, Inc.; IndyMac Bank, F.S.B. and the Counterparty.

  99.6    The Guarantee, dated as of May 31, 2006, by Lehman Brothers Holdings
          Inc.